EXHIBIT 10.1

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 30, 2016 (this “Amendment”), is entered into by and among THE PRIVATEBANK AND TRUST COMPANY (in its individual capacity, “PrivateBank”), as administrative agent for the lenders (the “Lenders”) party to the Loan Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”), the Lenders, and each of WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland Partners”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”), WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”), WESTMORELAND CANADA LLC, a Delaware limited liability company (“WC LLC”), WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation (“WES”), WESTMORELAND MINING LLC, a Delaware limited liability company (“WML”), WESTERN ENERGY COMPANY, a Montana corporation (“WECO”), TEXAS WESTMORELAND COAL CO., a Montana corporation (“TWCC”), WESTMORELAND SAVAGE CORPORATION, a Delaware corporation (“Savage”), DAKOTA WESTMORELAND CORPORATION, a Delaware corporation (“Dakota”), and BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company (“Buckingham”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland Partners, Westmoreland Resources, Coal Sales, WRI, WCC, WC LLC, WES, WML, WECO, TWCC, Savage and Dakota, each individually a “US Borrower” and collectively, the “US Borrowers”), WESTMORELAND CANADIAN INVESTMENTS L.P., a limited partnership organized and existing under the laws of the Province of Quebec (“WC Investments”), WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta (“Westmoreland Canada”), WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta (“WPR”), and PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta (“PMRL”; together with WC Investments, Westmoreland Canada and WPR, each individually a “Canadian Borrower” and collectively, the “Canadian Borrowers”), and WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands (“WCC BV”).
W I T N E S S E T H:
WHEREAS, the US Borrowers, the Canadian Borrowers, WCC B.V., the Administrative Agent and the Lenders entered into a certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2014, as amended by that certain Joinder and First Amendment to Second Amended and Restated Loan and Security Agreement dated March 26, 2015, that certain

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EXHIBIT 10.1

Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 29, 2015, that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 31, 2015, that certain Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 29, 2016, that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 3, 2016 and that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 28, 2016 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the US Borrowers and the Canadian Borrowers established certain financing arrangements with the Lenders; and
WHEREAS, the Bank and the Borrowers desire to further amend the Agreement in accordance with this Amendment solely in the interest of clarification and in accordance with past practices.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section 1.Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement or the other Loan Documents are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and its provisions shall be binding on the parties hereto.
Section 2.    Amendments to the Loan Agreement. Subject to the terms and conditions hereof, the Loan Agreement is amended as follows:
(a)    The definition of “Canadian Fixed Charges” set forth in Section 1 of the Loan Agreement is hereby amended by amending and restating such definition to read as follows:
“Canadian Fixed Charges shall mean for any period, without duplication, scheduled payments of (i) principal and interest during the applicable period with respect to all indebtedness of the Canadian Borrowers for Capital Lease obligations, plus (ii) principal during the applicable period with respect to all indebtedness of the Canadian Borrowers for borrowed money, plus (iii) cash interest paid during the applicable period, together with all scheduled interest payments that are due but remain unpaid, with respect to all indebtedness of the Canadian Borrowers for borrowed money. Notwithstanding the foregoing, beginning September 30, 2016, payments of cash interest as described under clause (iii) of this definition for each quarterly period shall be calculated and allocated, together with all interest of US Borrowers as described under clause (iii) of the term US Fixed Charges, as follows:

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EXHIBIT 10.1

Scheduled cash interest payments for Canadian Borrowers	Scheduled cash interest payments for US Borrowers
60%	40%

(b)    The definition of “Interest Expense” set forth in Section 1 of the Loan Agreement is hereby amended by deleting in the entirety the last sentence of item number “(9)” of such definition including, without limitation, the table referenced therein.
(c)    The definition of “US Fixed Charges” set forth in Section 1 of the Loan Agreement is hereby amended by amending and restating such definition to read as follows:
“US Fixed Charges shall mean for any period, without duplication, scheduled payments of (i) principal and interest during the applicable period with respect to all indebtedness of the US Borrowers for Capital Lease obligations, plus (ii) principal during the applicable period with respect to all indebtedness of the US Borrowers for borrowed money, plus (iii) cash interest paid during the applicable period, together with all scheduled interest payments that are due but remain unpaid, with respect to all indebtedness of the US Borrowers for borrowed money. Notwithstanding the foregoing, beginning September 30, 2016, payments of cash interest as described under clause (iii) of this definition for each quarterly period shall be calculated and allocated, together with all interest of Canadian Borrowers as described under clause (iii) of the term Canadian Fixed Charges, as follows:

Scheduled cash interest payments for Canadian Borrowers	Scheduled cash interest payments for US Borrowers
60%	40%

Section 3.    Effectiveness Conditions. The amendments and other agreements set forth herein shall be effective upon the satisfaction of all of the following conditions precedent, each to the satisfaction of the Administrative Agent in its sole discretion:
(a)    Receipt by the Administrative Agent from each of the Lenders, the Administrative Agent and Borrowers, of a counterpart of this Amendment signed on behalf of such party; and
(b)    Receipt by the Administrative Agent of such other documents, instruments and certificates as the Administrative Agent shall reasonably request.
Section 4.    Representations and Warranties; No Default.
(a)    The representations and warranties of the Borrowers set forth in Section 11 of the Loan Agreement shall be deemed made or remade, as applicable, by each Borrower as of the

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EXHIBIT 10.1

date hereof, and shall be true and correct in all material respects as of the date hereof except to the extent that such representation or warranty expressly relates to a specified earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date; and
(b)    Each Borrower represents and warrants to the Administrative Agent and the Lenders that the execution and delivery by such Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its organizational powers, (ii) have been authorized by all necessary organizational action and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or contract to which such Borrower is a party or by which the property of such Borrower is bound, or be in violation of, result in a breach of, or constitute with due notice and/or lapse of time a default under any such indenture, agreement or contract, which contravention, violation or breach would reasonably be expected to have a Material Adverse Effect or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower (other than Permitted Liens).
Section 5.    Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to the Administrative Agent, for its benefit and the benefit of the Lenders, of a lien on and security interest in the Collateral, after giving effect to this Amendment. Each Borrower hereby reaffirms that all liens and security interests at any time granted by it to the Administrative Agent, for its benefit and the benefit of the Lenders, continue in full force and effect and secure and shall continue to secure the Obligations, after giving effect to this Amendment. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Administrative Agent’s existing security interest in and liens upon the Collateral, after giving effect to the transactions which are subject to the consents set forth in Section 1 herein. Any and all references to the Loan Agreement in each of the Loan Documents shall be deemed to refer to and include this Amendment.
Section 6.    Fees and Expenses. Each Borrower agrees to comply with Section 4.3.4 of the Loan Agreement, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.
Section 7.    Miscellaneous.
(a)    Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Administrative Agent all such documents, assignments, financing statements and other documents as the Administrative Agent may reasonably require from time to time, to effectuate and implement the purposes of this Amendment and the other Loan Documents.

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EXHIBIT 10.1

(b)    This Amendment shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and (to the extent permitted under the Loan Agreement) assigns. No rights are intended to be created hereunder for the benefit of any third-party donee, creditor or incidental beneficiary.
(c)    Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(d)    The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(e)    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or other electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.
(f)    No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(g)    The terms and conditions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois excluding conflict of laws statutes or common law principles that would result in the application of laws other than the internal laws of the State of Illinois.
(h)    EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THE EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, WAIVES ITS AND THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.
[SIGNATURE PAGES FOLLOW]

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(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Seventh Amendment to Second Amended and Restated Loan and Security Agreement as of the date first above written.

US BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Jennifer S. Grafton Jennifer S. Grafton Chief Administrative Officer & Secretary
WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership By: WEI-Roanoke Valley, Inc., its general partner By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

US BORROWERS:
WESTMORELAND PARTNERS, a Virginia general partnership
By: Westmoreland-Roanoke Valley, L.P., its general partner
   By: WEI-Roanoke Valley, Inc.,
its general partner
   By: /s/ Samuel N. Hagreen
              Samuel N. Hagreen
              Secretary
By: Westmoreland-North Carolina Power, L.L.C., its general partner
By: /s/ Samuel N. Hagreen
        Samuel N. Hagreen
        Secretary

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WRI PARTNERS, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

WESTMORELAND CANADA LLC, a Delaware limited liability company By: /s/ Jennifer S. Grafton Jennifer S. Grafton Vice President and Secretary
WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND MINING LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTERN ENERGY COMPANY, a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
TEXAS WESTMORELAND COAL CO., a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WESTMORELAND SAVAGE CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
DAKOTA WESTMORELAND CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
CANADIAN BORROWERS:
WESTMORELAND CANADIAN INVESTMENTS, L.P., a limited partnership organized and existing under the laws of the Province of Quebec
By: Westmoreland Canada LLC,
its general partner
   By: /s/ Jennifer S. Grafton
        Jennifer S. Grafton
        Vice President and Secretary

WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary
CANADIAN BORROWERS:	WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary
PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary

(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

WCC BV:
WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands
By:    /s/ Jennifer S. Grafton
   Jennifer S. Grafton
   Managing Director A
By:    /s/ Clemens Cornelis van den Broek
   Clemens Cornelis van den Broek
   Managing Director B

(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

ADMINISTRATIVE AGENT AND A LENDER:	THE PRIVATEBANK AND TRUST COMPANY By: /s/ Douglas Colletti Douglas Colletti Managing Director

(Signature Page to Seventh Amendment to
Second Amended and Restated Loan and Security Agreement)

LENDER:	BANK OF THE WEST By: /s/ Philip Garlinghouse Name: Philip Garlinghouse Its: Vice President